EXHIBIT 10.28

                         FUTURE COM SOUTH FLORIDA, INC.
                                 PROMISSORY NOTE

 $150,000.00                                                 Austin, Texas
                                                             September ___, 1999

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to Communications Concepts. Inc., ("Payee"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00) plus interest on the unpaid principal amount at the rate of eight percent ( 8% ) per annum, until the entire principal amount shall have been raid in full. Maker shall make payments to Payee pursuant to this Promissory Note at such times that the Board Of Directors of Maker determines in its sole discretion that Maker has sufficient funds available for such payments, provided however, that ail unpaid amounts owed pursuant to this Note shall be due and payable upon demand made by Payee on or after September - 2004.

     Payments received from Maker first shall be applied against accrued interest and then against Principal. Principal. Payments shall be considered made when Payee receives delivery at the address set forth of a check for the amount of the payment, provided that such check subsequently is honored when first presented to Maker's bank. This Promissory Note may be prepaid at any time.

     Presentment for payment. notice of dishonor and protest are hereby- waived by Maker. guarantors and any endorsers hereof. No extension of Payment shall release any Maker. guarantor or endorser if given without his consent.

     THIS PROMISSORY NOTE AND THE PAYMENTS TO BE MADE BY MAKER PURSUANT TO THIS PROMISSORY NOTE MAY NOT BE ASSIGNED BY PAYEE.

                                              MAKER:

                                              Future Com South
                                              Florida, Inc.


                                              By: /s/: Warren Blanck, Secretary
                                              ---------------------------------
                                                       Warren Blanck, Secretary


     The undersigned Payee agrees that this Promissory Note represents payment in full of all amounts owed by Maker :o Payee as of the date of this Promissory Note.
                                              Communications
                                              Concepts. Inc.



Date:__________________                       By: /s/: William Gale
                                              ----------------------
                                                          Signature

                                                       William Gale, President
                                                       Printed Name and Title

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